EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT
TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, the undersigned Officer of Nauticus Robotics, Inc. (the "Company"), hereby certifies, that the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2022

/s/ Rangan Padmanabhan
Rangan Padmanabhan
Chief Financial Officer